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                                                                    EXHIBIT 10.3

                  STOCK OPTION AGREEMENT - PRIME CELLULAR INC.

         AGREEMENT made as of this 30th day of April, 1999 between Prime Cellular, Inc. (the "Company"), a Delaware corporation, having a principal place of business at 580 Marshall Street, Phillipsburg, NJ 08865 and Joseph K. Pagano ("Pagano"), residing at 434 East Cooper, Suite 201, Aspen, Colorado 81611.

         WHEREAS, the Company authorized on April 30, 1999 (the "Grant Date") granting to Pagano options to purchase up to 217,000 shares of the common stock of the Company, par value $.01 per share ("Common Stock") pursuant to the Company's 1990 Stock Option Plan (the "Plan"), upon the terms and conditions herein contained; and

         WHEREAS, Pagano is the President of the Company and therefore eligible for such option.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree:

         1.  Grant of Option.

         (a) Subject to the terms and conditions of the Plan, a copy of which is annexed hereto and made a part hereof and the receipt of which is hereby acknowledged by Pagano, the Company hereby grants to Pagano as a matter of separate agreement and not in lieu of salary, or any other compensation for services, the right and option (the "Option") to purchase all or any part of an aggregate of 217,000 shares of the authorized but unissued Common Stock (the "Option Shares"), on the terms and conditions set forth herein.

         (b) The Option shall be deemed an Incentive Option, with all the rights and restrictions associated therewith as more particularly set forth in the Plan; it being acknowledged and agreed that Pagano is an employee of the Company, or of any subsidiary of the Company as of the Grant Date.

         (c) All Option Shares, when issued and delivered in accordance with the terms of this Agreement, shall be fully paid and non-assessable, and the certificate or certificates representing such Option Shares shall so state.

         2. Exercise Price. The purchase price of the Option Shares covered by this Option shall be $1.625 per share (the "Exercise Price").

         3.  Term of Option.

         (a) Except as otherwise earlier terminated in accordance with Paragraphs 3(b)-(d) hereof, the Option, to the extent unexercised, shall terminate five (5) years from the Grant Date.

         (b) In the event Pagano's employment by the Company or any of its affiliates is terminated (for any reason other than death or discharge for "cause" as defined in the Plan) any Option granted to him or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall terminate unless, such Option to the extent exercisable at termination, is exercised within the earlier of thirty (30) days after Pagano ceases to be an employee or the date of expiration of the Option period.

         (c) If Pagano's employment is terminated for "cause," as defined in the Plan, any Option or unexercised portion thereof granted to him shall terminate and be of no further force and effect from the date of discharge.

         (d) Upon the death of Pagano while Pagano is employed by the Company or any subsidiary of the Company, any Option granted to him or the unexercised portion thereof, which was otherwise exercisable on his date of death, shall terminate unless such Option to the extent exercisable at death is exercised by the executor or administrator of his estate, within the earlier of six (6) months following Pagano's death or the date of the expiration of the Option.

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         4. Exercise of Option and Issue of Shares.

         (a) The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, in the form attached hereto as Exhibit A, together with the tender of the Exercise Price. Such written notice shall be signed by the person exercising the Option, shall state the number of Option Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 5 below and shall otherwise comply with the terms and conditions of this Agreement. The Company shall pay all original issue taxes with respect to the issue of the Option Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, Pagano acknowledges that any income or other taxes due from him with respect to this Option or the Option Shares issuable pursuant to this Option shall be his responsibility. The holder of this Option shall have rights as a shareholder only with respect to any Option Shares covered by the Option after due exercise of the Option and tender of the full exercise price for the Option Shares being purchased pursuant to such exercise.

         (b) Notwithstanding anything to the contrary contained in this Section 4, the Option shall be immediately exercisable in full upon the happening, in the determination of the Board of Directors of the Company, of any of the following events:

                           i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock;

                           ii) the approval by the stockholders of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets;

                           iii) with respect to an employee, on the employee's 65th birthday; or

                           iv) with respect to an employee, on the employee's involuntary termination from employment for any reason other than discharge for "cause" as defined in the Plan.

         (c) The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written Notice of Exercise (in the form of Exhibit A annexed hereto) to the Company, together with the tender of the purchase price for the Shares covered by the Option. The Company shall pay all original issue taxes with respect to the issuance of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, Pagano acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be Pagano's responsibility.

         (d) Notwithstanding anything to the contrary contained in paragraph 4(a), if the sum of (i) the Fair Market Value (as defined in the Plan and as determined at the Grant Date) of the Shares subject to this Option, and (ii) the Fair Market Value (also determined as of the Grant Date) of any other stock of the Company or any parent or subsidiary corporation subject to incentive stock options described in Section 422A of the Internal Revenue Code granted to Pagano prior to the date of the Option is exercisable for the first time during a calendar year in an amount which exceeds $100,000, then this Option will become exercisable, to the extent that the value exceeds $100,000, for the first time on the January 1st of the calendar year immediately following the calendar year during which the right to exercise otherwise commences.

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         5. Purchase for Investment.

         (a) Unless the offering and sale of the Option Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), or an exemption from such registration is available, the Company shall be under no obligation to issue the Option Shares covered by such exercise unless and until the following conditions have been fulfilled:

                           (i) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Option Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Option Shares, in which event the person(s) acquiring such Option Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise: "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

                           (ii) The Company shall have received an opinion of its counsel that the Option Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Option Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky"
                           laws).

         (b) Pagano acknowledges that he has been informed of the applicable provisions of Rule 144 promulgated under the Act, including, without limitation, its requirements that (i) shares must have been owned and paid for a period of at least one year before sale may occur;

                           (ii) the Company must be at the time of sale and for a specified prior period a reporting company under the Exchange Act of 1934 and current in its filings thereunder;

                           (iii) sale must occur in a customary sale through a broker;

                           (iv) the number of shares which may be sold within any three (3) month period must not exceed the volume limitations contained in the Rule; and

                           (v) prior notice of an intended sale must be fully filed with the Commission in the manner prescribed by law. Pagano realizes that, in the event Rule 144 is not available, registration under the Act or an exemption therefrom will be required for any sale and the Company is not obligated to register any shares or to assist in obtaining an exemption from such registration if such exemption is otherwise available. Accordingly, Pagano understands that, if the terms and conditions of Rule 144 are not fully met, sale of the shares acquired hereby may not be readily possible.

         (c) Pagano further acknowledges that he has reviewed such information regarding the Company's activities as he deems necessary to satisfy himself regarding the desirability of purchasing the Common Stock pursuant hereto, which information has included, without limitation, copies of the annual reports of the Company on Forms 10-K and 10-K/A for the year ended December 31, 1998 and Forms 10-K for the years ended May 31, 1997 and 1996, as amended, and on Forms 10-Q, as filed with the Securities and Exchange Commission during the fiscal years 1998 and 1997.

         6. Shareholder Rights. Pagano shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full purchase price for the Option Shares being purchased pursuant to such exercise.

         7. Adjustments. The Board reserves the right to adjust the number and/or kind of securities, to the extent applicable, allocated to the Option in accordance with Paragraph 12 of the Plan. The Board's determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan or any such adjustment.

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         8. Non-Assignability. The Option shall not be transferable by Pagano otherwise than by will or by the laws of descent and distribution and shall be exercisable, during Pagano's lifetime, only by Pagano. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such right, shall be null and void.

         9. Notices. Any notices required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:

To the Company:
Prime Cellular, Inc.
580 Marshall Street Phillipsburg, NJ 08865
Attention: Chief Financial Officer

To Pagano:
Joseph K. Pagano
432 East Cooper Street
Suite 201
Aspen, Colorado 81611

         or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given three (3) days from mailing when mailed in accordance with the foregoing provisions. Either party hereto may change the address of which notices shall be given by providing the other party hereto with written notice of such change.

         10. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State of New Jersey without giving effect to its conflicts of laws provisions.

         11. Benefit of Agreement. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

         12. Severability. In the event that any term or condition in this Agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or condition of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable term or condition had never been contained herein.

         13. Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect thereto. Any modification or termination of this Agreement will be effective only if it is in writing signed by all of the parties hereto.

         14. Execution in CounterQarts. This Agreement may be executed by the parties in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and Pagano has hereunto set his hand, all as of the day and year first above written.

PRIME CELLULAR, INC.
/s/  FREDRICK B. ROLFF

/s/  JOSEPH K. PAGANO

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                                    EXHIBIT A
                              NOTICE OF EXERCISE OF
          PRIME CELLULAR INC. STOCK OPTION TO PURCHASE COMMON STOCK OF
                               PRIME CELLULAR INC.

Name     ___________________
Address  ___________________
Date     ___________________

Re:
Exercise of Prime Cellulart Inc. Stock Option

Gentlemen:

         Subject to acceptance hereof in writing by Prime Cellulart Inc. (the "Company") pursuant to the provisions of the Amended and Restated Stock Option Agreement between the Company and the Undersigned the Undersigned hereby elects to exercise options granted to the Undersigned to purchase _____________ shares of $.01 par value Common Stock of the Company (the "Common Stock"). Enclosed is a certified check (or bank cashiers check) for $_________ for the full purchase price payable to the order of Prime Cellulart Inc.

         As soon as the Stock Certificate is registered in the name of the Undersigned please deliver it to the Undersigned at the above address. The Undersigned hereby represents, warrants, covenants and agrees with the Company as follows:

         (i) The Common Stock being acquired by the Undersigned will be acquired for his own account without the participation of any other person with the intent of holding the Common Stock for investment and without the intent of participating directly or indirectly in a distribution of the Common Stock and not with a view tat or for resale in connection with any distribution of the Common Stock, nor is the Undersigned aware of the existence of any distribution of the Common Stock;

         (ii) The Undersigned is not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

         (iii) The Common Stock was not offered to the Undersigned by means of publicly disseminated advertisements or sales literature, nor is the Undersigned aware of any offers made to other persons by such means;

         (iv) The Undersigned is able to bear the economic risks of the investment in the Common Stock, including the risk of complete loss of the investment of the Undersigned therein;

         (v) The Undersigned understands and agrees that the Common Stock will be issued and sold to the undersigned without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933, as amended ("the 1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder; The Common Stock cannot be offered for sale, sold or transferred by the Undersigned other than pursuant to an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act and evidence satisfactory to the Company of the compliance with the applicable securities laws or other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws; The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

         (vi) The Undersigned has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company.

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         (vii) The Undersigned has examined such of these documents as the
         Undersigned wished and is familiar with the business and affairs of the Company.

         (viii) The Undersigned realizes that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

         (ix) The Undersigned has had the opportunity to ask questions of, and receive answers from, the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. The Undersigned has received all information and data with respect to the Company which the Undersigned has requested and which the Undersigned has deemed relevant in connection with the evaluation of the merits and risks of the investment of the Undersigned in the Company;

         (x) The Undersigned has such knowledge and experience in financial and business matters that the Undersigned is capable of evaluating the merits and risks of the purchase of the Shares hereunder and the Undersigned is able to bear the economic risk of such purchase; and

         (xi) The agreements, representations, warranties and covenants made by the Undersigned herein extend to and apply to all of the Common Stock of the Company issued to the Undersigned pursuant to this Option. Acceptance by the Undersigned of the certificate representing such Common Stock shall constitute a confirmation by the Optionee that all such agreement, representations, warranties and covenants made herein shall be true and correct at such time.

         (xii) The Undersigned understands that the certificates representing such shares being purchased by the Undersigned in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and the Undersigned agrees that a legend to that effect may be placed on any certificate which may be issued to the Undersigned as a substitute for the certificates being acquired by the Undersigned in accordance with this notice.

AGREED TO AND ACCEPTED BY:
PRIME CELLULAR, INC.
By:
Name:
Title:
Number of Shares Exercised:
Number of Shares Remaining:

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